SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2003

YARDVILLE NATIONAL BANCORP

(Exact name of issuer as specified in charter)

NEW JERSEY (State or Other Jurisdiction of Incorporation or Organization)	0-26086 (Commission file number)	22-2670267 (I.R.S. Employer Identification Number)

2465 KUSER ROAD
HAMILTON, NEW JERSEY 08690
(Address of principal executive offices)

(609) 585-5100
(Registrant’s telephone number, including area code)

Item 5. Other Events.

     On September 4, 2003, Yardville National Bancorp (the “Company”) announced that its subsidiary, The Yardville National Bank (the “Bank”), agreed to acquire the Lawrenceville branch of First Savings Bank, a subsidiary of First Sentinel Bancorp, Inc., for an undisclosed consideration.

     On September 11, 2003, John D. Harding was appointed President of the Bank’s Bucks County, Pennsylvania division and Joseph M. Donnelly was appointed as a senior vice president of the Bank’s Bucks County division.

     The information contained in the Company’s press releases, dated September 4, 2003 and September 11, 2003, are included as Exhibits 99.1 and 99.2 to this Form 8-K, respectively, and are incorporated by reference into this Item 5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Yardville National Bancorp Press Release dated September 4, 2003

99.2	Yardville National Bancorp Press Release dated September 11, 2003

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

YARDVILLE NATIONAL BANCORP

Date: September 12, 2003	By:	Stephen F. Carman

Stephen F. Carman Vice President and Treasurer

Index to Exhibits

Exhibit No.	Description

99.1	Yardville National Bancorp Press Release dated September 4, 2003

99.2	Yardville National Bancorp Press Release dated September 11, 2003